SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                            JANUARY 22, 2002
                            ----------------
            Date of Report (date of earliest event reported)


                        MARGATE INDUSTRIES, INC.
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


          DELAWARE               0-13817                  84-8963939
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission              (IRS Employer
     of Incorporation         File Number)         Identification Number)


                           129 N. MAIN STREET
                          YALE, MICHIGAN  48097
                          ---------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (810) 387-4300
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------


          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------


          N/A

Item 5.   Material Events
          ---------------

          On January 22, 2002, the Registrant's Board of Directors appointed Kenneth R. Smrstik, age 59, to its Board of Directors. Mr. Smrstik fills a vacancy on the Board left by the recent death of Mr. Frederick Schriever, a long time member of the Registrant's Board. Mr. Smrstik has over twenty-five years of executive management and marketing/sales experience in the metals industry. His prior employment has emphasized corporate strategic planning and improvement programs. Mr. Smrstik will also serve on the Registrant's audit committee joining Mr. Denis LeDuc as the Company's two independent members of that committee.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits:

               None

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
                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MARGATE INDUSTRIES, INC.


Dated: January 28, 2002                 By: /s/ William H. Hopton
                                           -------------------------------
                                           William H. Hopton, President










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